Exhibit 99.2
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                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended quarterly report of V-Formation, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), we, Richard Stelnick, the Company's Chief Executive Officer, and Robert Miragliotta, the Company's Chief Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of our knowledge:

     1. The amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information  contained in the amended Report fairly  presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.



Dated: November 22, 2002             s/Richard Stelnick
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                                     Richard Stelnick, Chief Executive Officer


Dated: November 22, 2002             s/Robert Miragliotta
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                                     Robert Miragliotta, Chief Financial Officer